Income taxes (Schedule of Deferred Tax Assets and Liabilities) (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Jun. 13, 2014	Jun. 30, 2013
Deferred income tax assets
Net operating loss carry forwards	$ 431,931	$ 13,680	$ 530,972
Alternate minimum tax credit carryforwards	6,834		181
Deferred revenue	190,727		106,560
Accrued expenses	22,344		19,737
Other liabilities	7,622		7,754
Reserves against accounts receivable	6,390		3,332
Other	2,076		7,948
Total deferred income tax assets	667,924		676,484
Valuation allowance	(2,174)
Net deferred tax assets	665,750		676,484
Deferred income tax liabilities
Property and equipment	374,393		331,517
Intangible assets	237,289		220,551
Debt issuance costs	27,261		31,674
Total deferred income tax liabilities	638,943		583,742
Net deferred income tax assets	$ 26,807		$ 92,742